77Q1(a)

Articles of Amendment of American Century
Strategic Asset Allocation, dated March 14,
2017 (filed electronically as Exhibit (a)(29) to
Post-Effective Amendment No. 50 to the
Registrant's Registration Statement on April 7,
2017, File No. 33-79482 and incorporated herein by reference).